Exhibit 10.1

FIRST AMENDMENT TO THE
KRATON CORPORATION
2016 EQUITY AND CASH INCENTIVE PLAN

WHEREAS, Kraton Corporation (the “Company”) has established and maintains the Kraton Corporation 2016 Equity and Cash Incentive Plan (“Plan”); and
WHEREAS, under Section 13 of the Plan, the Company may amend the Plan by action of the Board.
NOW, THEREFORE, subject to shareholder approval at the annual meeting on May 23, 2018 (the “Effective Date”), the Board amends the Plan as follows:

1.	Section 5(a) of the Plan is amended by replacing the number “1,550,000” with the number “3,350,000.”

2.	The Plan shall remain in full force and effect and, as amended by this Amendment, is ratified and affirmed in all respects.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of this 23rd day of May 2018, and effective as of the Effective Date set forth above.

KRATON CORPORATION

By:     /s/ James L. Simmons
Name:     James L. Simmons

Title:	Senior Vice President, General Counsel and Secretary